UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   March 31, 2006

WESTMORELAND COAL COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	001-11155	23-1128670
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14th Floor, 2 North Cascade Avenue, Colorado Springs, CO       80903
(Address of Principal Executive Offices)                                       (Zip Code)

Registrant’s telephone number, including area code: (719) 442-2600

______________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

On March 31, 2006, Westmoreland Coal Company (the “Company”) issued a press release announcing its financial results for the year ended December 31, 2005. A copy of the Company’s press release containing this information is being furnished as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act unless the Company expressly states in such filing that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01.   Financial Statements and Exhibits

          (c)   Exhibits

                 Exhibit 99.1 - Press release dated March 31, 2006

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMORELAND COAL COMPANY

Date: April 4, 2006	By: /s/ David J. Blair
David J. Blair
Chief Financial Officer
(A Duly Authorized Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated March 31, 2006